Supplement Dated May 24, 2018

to the Class A and C Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 30, 2018

The Class A and C Shares Prospectus for the Timothy Plan Family of Funds, dated January 30, 2018, is amended as follows:

HOW TO BUY AND SELL SHARES

On page 85 of the Prospectus, the following additional disclosure is added to the end of the “Opening and Adding To Your Account” Sub-Section:

Initial and subsequent minimum investment requirements may be waived by the Trust under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.